UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
September 21, 2016

SUNDANCE STRATEGIES, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365
Provo, Utah  84604
 (Address of Principal Executive Offices)

(801) 717-3935
(Registrant's Telephone Number, including area code)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07  Submission of Matters to a Vote of Security Holders.

On September 21, 2016, the following proposals were approved by the stockholders of Sundance Strategies, Inc. (the "Company") at the Company's 2016 Annual Meeting of Stockholders.

-	The election of three directors to hold office until the 2017 Annual Meeting of Stockholders and until their successors or additional directors are elected and qualified.
-	The ratification of the appointment of BDO USA, LLP as the independent public accounting firm of the Company for the fiscal year ending March 31, 2017.

The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Election of Directors
Kraig T. Higginson	36,512,808	0	0	574,877
Ty Mattingly	36,512,808	0	0	574,877
Randall F. Pearson	36,512,808	0	0	574,877

Ratification of BDO USA, LLP	37,080,940	0	6,745	0

Item 7.01 Regulation FD Disclosure

After the Company's 2016 Annual Meeting of Stockholders, the Company held a brief question and answer period, during which the Company briefly discussed certain matters related to the Company's operations. These discussions included the Company's application for up-listing to a major stock exchange; the Company's recent engagement of a firm to assist the Company in the process of rating and issuing bonds backed by the Company's NIBs; and the Company's current review of  multiple portfolios and NIBs with the intention of acquiring those that fit within the Company's business model.  The information presented in this Item 7.01of this Current Report is being furnished herewith pursuant to Regulation FD.

Forward-looking Statements

This Current Report contains forward-looking statements relating within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.   These forward-looking statements relate to the up-listing of the Company's common stock and the engagement of a firm to assist the Company in the process of rating and issuing bonds.  The forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report.  This Current Report should be considered in light of all filings of the Company that are contained in the EDGAR Archives of the SEC, including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	September 23, 2016	By:	/s/ Randall F. Pearson
Randall F. Pearson
President, Chief Financial Officer and Director